UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   June 30, 2004
                                                         -------------




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     1-9550                     62-1691861
------------------------------     --------------           --------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



         One Thousand Beverly Way
            Fort Smith, Arkansas                                72919
------------------------------------------------             ------------
   (Address of Principal Executive Offices)                   (Zip Code)


  Registrant's telephone number including area code        (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure.

On June 30, 2004, Beverly Enterprises, Inc. issued a press release announcing the sale of ten skilled nursing facilities and one assisted living facility in Arkansas. This sale reflects Beverly's continuing commitment to strengthen its portfolio of eldercare facilities, significantly reduce its total projected patient care liability costs and strategically align its operations. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated June 30, 2004.

*Furnished with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2004                     BEVERLY ENTERPRISES, INC.


                                         By:    /s/ DOUGLAS J. BABB
                                                --------------------------------
                                         Name:  Douglas J. Babb
                                         Title: Executive Vice President - Chief
                                                Administrative and Legal Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
  99.1            Press Release of Beverly Enterprises, Inc. dated June 30, 2004